UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 23, 2003

Stamps.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26427	77-0454966

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3420 Ocean Park Boulevard, Suite 1040, Santa Monica, California 90405

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (310) 582-7200

(Former name or former address, if changed since last report)

ITEM 5. Other Events.

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Stamps.com Inc.’s announcement regarding an update to its litigation with Pitney Bowes Inc.

     For further information about the lawsuit, please refer to Stamps.com’s quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2003. That description is incorporated in this document by reference, subject to the additional information provided above.

ITEM 7. Exhibits

(c)  Exhibits

No.	Description

99.1	Press Release dated September 23, 2003

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stamps.com Inc.

(Registrant)

September 23, 2003	/s/ Kenneth McBride

Date	(Signature)

Kenneth McBride, Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated September 23, 2003.